Exhibit 10.40
CONSULTING AGREEMENT
     This AMENDMENT TO CONSULTING AGREEMENT (“Amendment”), dated as of July 12, 2010 between EPE Holding Corporation, a Delaware corporation (the “Company”), Priscilla Presley, an individual (“Consultant”) and Elvis Presley Enterprises, Inc., a Tennessee corporation (“EPE”).
WITNESSETH:
     WHEREAS, the Company, Consultant and EPE are parties to that certain Consulting Agreement dated as of February 7, 2005 (the “Agreement”); and
     WHEREAS, the Company, Consultant and EPE have each determined that it is in their interest to enter into this Amendment to the Agreement; and
     NOW, THEREFORE, in consideration of the mutual promises, representations and warranties set forth herein, and for other good and valuable consideration, it is hereby agreed as follows:
     1. Bonus. Simultaneous with the execution hereof, the Company will pay to Consultant a bonus in the amount of TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($250,000).
     2. Compensation. Effective as of the date of this Amendment, in the first sentence of Section 5 of the Agreement, the words “FIVE HUNDRED SIXTY THOUSAND DOLLARS ($560,000)” shall be deleted and replaced with the words “EIGHT HUNDRED THOUSAND DOLLARS ($800,000).”
     3. Complete Understanding. The Agreement and this Amendment constitutes the complete understanding between the parties with respect to the subject matter hereof.
     4. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of laws rules thereof. The parties hereby irrevocably consent to the exclusive jurisdiction and venue of the courts situated in the state and county of New York (federal and state).
     5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

EPE HOLDING CORPORATION

By:	/s/ Jason K. Horowitz Name: Jason K. Horowitz
Title: Senior Vice President

/s/ Priscilla Presley

Priscilla Presley
With respect to Section 2 of this
Amendment only:

ELVIS PRESLEY ENTERPRISES, INC.

By:	/s/ Elvis Presley Enterprises, Inc. Name: Jason K. Horowitz
Title: Senior Vice President
[Signature Page to Amendment to PP Consulting Agreement]